INVESTOR PRESENTATION First Quarter Fiscal Year 2017 Exhibit 99.2

SAFE HARBOR STATEMENT Certain statements contained within this release are considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the risk that any projections or guidance, including revenues, margins, earnings, or any other financial results are not realized, the outcome of a governmental review of our subcontractor reporting practices, adverse changes in the global economic conditions, significant volume reductions from key contract customers, significant reduction in customer order patterns, financial stability of key customers and suppliers, and availability or cost of raw materials. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company's Form 10-K filing for the fiscal year ended June 30, 2016 and other filings with the Securities and Exchange Commission. 1

COMPANY SNAPSHOT Headquarters: Jasper, IN, USA Founded: 1950 Employees: ~3,000 Furniture focused since Oct 31, 2014 Spin-off FY’17 Revenue: $175M (3 months of FY’17) FY’17 Adj. Operating Profit (1): $15.5M / 8.8% FY’16 Revenue: $635M FY’16 Adj. Operating Profit (1): $40.8M / 6.4% 2 _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation.

Design Driven and Award Winning Furniture Brands Evolving Office Environment Driving Demand and Continued Hospitality Growth Dividend Yield Approximates 2% Accelerating Revenue From New Product Introductions - Increasing Market Share WHY INVEST IN US Improving Financial Performance Capital Available for Growth 3 Strong Return on Capital Relative to Competitors

WHO WE ARE Kimball International, Inc. creates design driven, innovative furnishings sold through our family of brands: Kimball Office, National Office Furniture, and Kimball Hospitality. Our diverse portfolio offers solutions for the workplace, learning, healing, and hospitality environments. Dedicated to our Guiding Principles, our values and integrity are evidenced by public recognition as a highly trusted company and an employer of choice. “We Build Success” by establishing long- term relationships with customers, employees, suppliers, share owners and the communities in which we operate. We are committed to sales growth, profitability and return on capital that is among the best in each of our markets. We Build Success 4

WHERE WE PLAY


Education
Commercial
Healthcare
Finance
Government
Hospitality


Education
Government
Commercial
Healthcare
Hospitality
Finance

Kimball International
Kimball Office | NATIONAL | Kimball Hospitality

5

Contract Magazine Top 10 Brand in Desks/Credenzas HOW WE ARE RECOGNIZED 6

 Increased mobility/technology requires flexible work space  Shifting to more open and collaborative office layouts to promote teamwork  Promotion of healthy work environments  Real Estate Optimization  Change is driving furniture demand New Work Areas MARKET CHANGES DRIVING OFFICE FURNITURE DEMAND 7

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 FURNITURE INDUSTRY INDICATORS 8

MIXED U.S. FURNITURE LEADING INDICATORS



US Corporate Profit After Tax
With IVA and CCA adjustment ($billion)
Source US Bureau of Economic Analysis (June 2016)
1800
1600
1400
1200
1000
800
600
400
200
0
12/1/2002
6/1/2003
12/1/2003
6/1/2004
12/1/2004
6/1/2005
12/1/2005
6/1/2006
12/1/2006
6/1/2007
12/1/2007
6/1/2008
12/1/2008
6/1/2009
12/1/2009
6/1/2010
12/1/2010
6/1/2011
12/1/2011
6/1/2012
12/1/2012
6/1/2013
12/1/2013
6/1/2014
12/1/2014
6/1/2015
12/1/2015
6/1/2016



BIFMA
($millions)
Continued Growth
Source: BIFMA (Feb. 2016)
16000
14000
12000
10000
8000
6000
4000
2000
0
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
3.9%
7.2%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016F
2017F



Service Sector Employment
(millions workers)
Source: US Bureau of Labor Statistics (Sept. 2016)
130
125
120
115
110
105
100
8/1/2004
1/1/2005
6/1/2005
11/1/2005
4/1/2006
9/1/2006
2/1/2007
7/1/2007
12/1/2007
5/1/2008
10/1/2008
3/1/2009
8/1/2009
1/1/2010
6/1/2010
11/1/2010
4/1/2011
9/1/2011
2/1/2012
7/1/2012
12/1/2012
5/1/2013
10/1/2013
3/1/2014
8/1/2014
1/1/2015
6/1/2015
11/1/2015
4/1/2016
9/1/2016



Architectural Billing Index
Above 50 6 out of last 7 months.
August at 49.7
Source: AIA (August 2016)
Billings Index (Greater than 50 = Expansion)
65
60
55
50
45
40
35
30
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17

Kimball International
Kimball Office | NATIONAL | Kimball Hospitality

9

3.1% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Luxury Upper Scale Upscale Upper Middle Scale Midscale Economy Independents US 2016 2017 Source: PWC Hospitality Directions May 2015 Revenue Per Available Room (RevPAR) Growth Rates Estimated (1) Occupancy stabilizing at peak levels GROWTH IN HOSPITALITY LEADING INDICATORS 10 2016 (1) 2017 (1) (1) Source PWC August 2016 Hospitality Directions

KIMBALL INTERNATIONAL FINANCIAL OVERVIEW Basis of financial information is Continuing Operations adjusted for certain non-operating and non-core transactions for comparability. Financial information included throughout is unaudited. 11

$525.3 $500.0 $543.8 $600.9 $635.1 [VALUE] -1.4% 1.6% 4.8% [VALUE] -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% $0 $100 $200 $300 $400 $500 $600 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Net Sales Adjusted Pro Forma Operating Income from Continuing Operations Improving Performance 12 ($ in millions) Annual Net Sales and Operating Income (1) (1) Unaudited. Adjusted Pro Forma Operating Income from Continuing Operations. See Appendix for Non-GAAP reconciliation. Operating Income (1) +55.9% CAGR Sales +4.9% CAGR Best Profit in 15 Years

Sales Growth Each Quarter 13 $156.6 $163.8 $150.0 $164.7 $175.0 $100 $125 $150 $175 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Net Sales ($ in millions) (1) Unaudited Quarterly sales growth fueled by new product introductions Quarterly Sales and Year Over Year Growth (1) Year Over Year Growth 8.4% 8.2% 2.8% 3.5% 11.8%

STRONG SALES GROWTH IN NEW PRODUCT INTRODUCTIONS OFFICE FURNITURE (1) 5% 21% 26% 57% 33% 45% 54% 34% 39% 0% 10% 20% 30% 40% 50% 60% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 ($ in millions) (1) Unaudited Year Over Year Growth 14 28% of total office furniture sales

ORDER GROWTH EACH QUARTER 15 $165.9 $168.2 $148.4 $176.4 $177.2 $130.0 $135.0 $140.0 $145.0 $150.0 $155.0 $160.0 $165.0 $170.0 $175.0 $180.0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Orders Received ($ in millions) (1) Unaudited Quarterly Orders and Year Over Year Growth (1) Quarterly order growth fueled by Hospitality and New Product Introductions 2.5% 5.8% 13.4% 2.4% 6.9%

ORDER TREND RELATIVE TO OFFICE FURNITURE MARKET 16 * Sales and order data are not available for the Hospitality furniture industry (BIFMA industry data excludes Hospitality furniture). Therefore, to get a comparable industry comparison, sales and orders for the Hospitality vertical are excluded from the Kimball International numbers presented in this graph. 8% 13% 6% 6% 3% 2% 0% -1% 3% -1% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Orders * Kimball Int'l (excluding Hospitality vertical) Office Furniture Industry (BIFMA) Growth in orders exceeded industry growth for each of the last 7 quarters (1) (1) Q1’17 BIFMA based upon July ‘16 and August ‘16 only. September not available when published.

Sales by Vertical – Good Diversification 17 Sales Mix by End Market Vertical (1) _____________________ (1) Unaudited. $49.9 $50.5 $19.9 $19.7 $33.8 $38.9 $14.9 $16.7 $16.2 $22.6 $21.9 $26.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q1'16 Q1'17 Commercial Government Hospitality Finance Healthcare Education +15% +21% +40% ($ in millions)

Orders by Vertical 18 Order Mix by End Market Vertical (1) _____________________ (1) Unaudited. $58.7 $52.2 $21.4 $19.9 $32.7 $40.7 $16.5 $19.0 $18.8 $26.1 $17.8 $19.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q1'16 Q1'17 Commercial Government Hospitality Finance Healthcare Education ($ in millions) +39% +24%

Gross Profit (1) 19 $51.1 $53.3 $45.8 $53.6 $58.7 32.6% 32.5% 30.5% 32.6% 33.5% 25.0% 26.0% 27.0% 28.0% 29.0% 30.0% 31.0% 32.0% 33.0% 34.0% 35.0% $30 $40 $50 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Gross Profit % of Net Sales Cyclically lower sales in Q3 results in lower Gross Profit. Gross Profit % improved year over year despite inefficiencies related to restructuring. ($ in millions) _____________________ (1) Unaudited.

$40.2 $41.2 $38.8 $42.8 $43.2 25.6% 25.2% 25.8% 26.1% 24.6% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% 26.0% 27.0% 28.0% 29.0% 30.0% $30 $35 $40 $45 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 S&A S&A % of Net Sales Selling and Administrative Expenses (1) 20 ($ in millions) _____________________ (1) Unaudited.

OPERATING PROFIT (1) 21 1.3% -1.4% 1.6% 4.8% 6.4% 7.0% 7.3% 4.7% 6.6% 8.8% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2012 2013 2014 2015 2016 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Adjusted Pro Forma Operating Income from Continuing Operations Series 2 Fiscal Year Quarterly Seasonally lower sales effect Best in 15 years _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation.

Free Cash Flow (1) 22 _____________________ (1) Unaudited. Defined as adjusted net income, plus depreciation and amortization, less capital expenditures, plus non-cash stock compensation, plus change in working capital. Net income is adjusted to exclude after-tax restructuring charges. See Appendix for Non-GAAP adjustments. $2.0 $6.0 $20.8 $5.8 $13.8 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 -$10.0 -$5.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Adjusted Net Income Depreciation/Amortization Capital Expenditures Non-Cash Stock Comp Change in Working Capital Adjusted Free Cash Flow ($ in millions)

[CELLRANGE] [CELLRANGE] [CELLRANGE] [CELLRANGE] [CELLRANGE] [CELLRANGE] $0.045 $0.050 $0.055 $0.060 $0.065 $0 $5 $10 $15 $20 $25 FY'12 FY'13 FY'14 FY'15 FY'16 Q1'17 Dividends Share Repurchases Quarterly Dividends Per Share (4) Financially Strong 23 18.1% 21.5% 12.3% 18.5% 25.5% 0.0% 10.0% 20.0% 30.0% $0 $5 $10 $15 $20 $25 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Free Cash Flow Adjusted Return on Capital _____________________ (1) See Prior Slide for definition. (2) See Appendix for Non-GAAP reconciliation. (3) Includes total Class A and Class B dividends declared. (4) Represents Class B dividends per share prior to the Class A and Class B stock unification. Note: All quarterly periods presented above are unaudited. (2) (1) ($ in millions) (3) Among best in the office furniture industry

Sales Growth over Prior Year Mid-Single Digits Operating Income (except Q3 which tends to be lower due to seasonality) 8 to 9% Adjusted Return on Capital (1) Exceeding 20% (1) See appendix for definition. Mid-Term Outlook 24

APPENDIX 25

ANNUAL NON-GAAP RECONCILIATION (UNAUDITED)

(millions $)	2012	2013	2014	2015	2016
Operating Income from Continuing Operations	**$5.0**	**-$10.6**	**$1.9**	**$17.3**	**$33.5**
Add: Spin Cost – Included in SGA Add: Restructuring			$1.5	$3.2 $5.3	 $7.3
Adjusted Operating Income from Continuing Operations	$5.0	-$10.6	$3.4	$25.8	$40.8
Adjusted Operating Income from Continuing Operations as a % of Sales	1.0%	-2.1%	.6%	4.3%	6.4%
Add: Employee Retirements – Included in SGA (1) Add: Other Non-operational – Included in SGA (2)	$3.2	$5.0	$6.8 -$.5	$3.3	
Adjusted Pro Forma Operating Income from Continuing Operations before External Reverse Synergies	$8.2	-$5.6	$9.7	$29.1	$40.8
Deduct: External Reverse Synergies (3)	-$1.3	-$1.3	-$1.2	-$0.4	
Adjusted Pro Forma Operating Income from Continuing Operations (3)	**$6.9**	**-$6.9**	**$8.5**	**$28.7**	**$40.8**
Adjusted Pro Forma Operating Income from Continuing Operations as a % of Sales	**1.3%**	**-1.4%**	**1.6%**	**4.8%**	**6.4%**

(1) Estimated cost associated with the retirement and separation of people due to spin. Costs include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax.
(2) Includes: pre-tax airplane write-off $1.2M and gain from sale of idle property of $1.7M in FY'14.
(3) Adjusted pro forma operating income includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $1.3M per year reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M adjusting the adjusted pro forma operating income from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above.

Note: We had formerly excluded Supplemental Employee Retirement Plan (SERP) expense from adjusted pro forma operating income. We are no longer excluding SERP because it does not have a material impact on the trend of operating income. The annual amounts of SERP expense now included in adjusted pro forma operating income are $1.7M in FY'13, $2.6M in FY'14, and $0.6M in FY'15 and none in FY'12 & FY'16.

26

Kimball International
Kimball Office | NATIONAL | Kimball Hospitality

QUARTERLY NON-GAAP RECONCILIATION (UNAUDITED)

(millions $)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Operating Income, as reported	**$9.7**	**$10.0**	**$4.3**	**$9.5**	**$17.3**
Pre-tax Restructuring (Gain) Expense	$1.2	$2.0	$2.8	$1.3	-$1.8
Adjusted Operating Income	$10.9	$12.0	$7.1	$10.8	$15.5
Adjusted Operating Income as a % of Sales (1)	**7.0%**	**7.3%**	**4.7%**	**6.6%**	**8.8%**

(millions $)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Net Income, as reported	**$5.6**	**$6.5**	**$2.8**	**$6.3**	**$11.0**
Restructuring After-Tax Expense (Income)	$0.7	$1.2	$1.6	$0.8	-$1.1
Adjusted Net Income – used in Free Cash Flow Calculation	**$6.3**	**$7.7**	**$4.4**	**$7.1**	**$9.9**

(millions $)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17
Adjusted Operating Income – see non-GAAP reconciliation above	$10.9	$12.0	$7.1	$10.8	$15.5
Median Effective Income Tax Rate for Trailing Four Quarters	42.1%	37.4%	38.1%	37.3%	37.2%
Median Income Tax Expense	$4.6	$4.5	$2.7	$4.0	$5.8
Net Operating Profit After-Tax (NOPAT)	$6.3	$7.5	$4.4	$6.8	$9.7
Average Capital (Total Equity plus Total Debt)	$139.4	$139.9	$143.7	$147.4	$152.6
Adjusted Return on Capital (annualized)	**18.1%**	**21.5%**	**12.2%**	**18.4%**	**25.5%**

(1) We had formerly excluded Supplemental Employee Retirement Plan (SERP) expense from adjusted pro forma operating income. We are no longer excluding SERP because it does not have a material impact on the trend of operating income. The quarterly amounts of SERP expense (income) that are included in adjusted operating income are ($0.6) million in Q1'16, $0.3 million in Q2'16, $0.1 million in Q3'16, $0.2 million in Q4'16, and $0.4 million in Q1'17. Because SERP is no longer excluded, and that was the only pro forma adjustment during the quarters presented, we are no longer reporting pro forma figures for these periods.

Kimball International
Kimball Office | NATIONAL | Kimball Hospitality

27